UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3418

CALVERT CASH RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2011


Item 1.  Report to Stockholders.

Calvert Cash Reserves Institutional Prime Fund

Annual Report
September 30, 2011

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below
Calvert Asset Management	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds
Company, Inc.
Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds
Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds
Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

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TABLE OF CONTENTS

1 Shareholder Letter

3 Shareholder Expense Example

4 Report of Independent Registered Public Accounting Firm

5 Statement of Net Assets

9 Statement of Operations

10 Statements of Changes in Net Assets

11 Notes to Financial Statements

15 Financial Highlights

16 Explanation of Financial Tables

17 Proxy Voting and Availability of Quarterly Portfolio Holdings

18 Trustee and Officer Information Table

Dear Shareholders:

Investment Performance

For the 12-month period ended September 30, 2011, Calvert Cash Reserves Institutional Prime Fund returned 0.02% compared to 0.05% for its benchmark, the Lipper Institutional Money Market Funds Average.

Investment Climate

The 12-month period that ended September 30, 2011 was marked by unexpected turns and financial market volatility. U.S. economic growth slowed to an estimated 1.5% annual rate during the reporting period,1 while the inflation rate rose. The core consumer price index (CPI) annual rate was 2.0% by August 2011.2 After completing its second round of quantitative easing (known as QE2), the Federal Reserve (Fed) was expected to move to the sidelines. However, it proceeded to introduce two additional easing measures. In August, shortly after QE2 ended, the Fed announced that it would extend the promise of near-zero short-term interest rates perhaps until mid-2013. Then, in September, the Fed introduced “operation twist,” a program to sell $400 billion of shorter-maturity Treasuries and buy longer-maturity Treasuries with the proceeds.

After a period of calm, the euro-area debt crisis surged to the forefront of investors’ concerns once again in mid-2011. Widespread unease about the effects of sovereign debt on European banks flowed over into non-European markets. This made for a rough trading summer, as stocks and bonds with credit risk fell. The U.S. Congress’s mid-year flirt with voluntary default on U.S. government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period.3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage bond fell 0.31 percentage points to 4.01%.4

Portfolio Strategy

Since money market rates remained at historically low levels, we maintained our strategy of investing in high-grade, conservative securities. The Portfolio’s primary investments include liquid variable-rate demand notes and U.S. government securities, including agencies and Treasuries. We believe this strategy allows us to meet our goals of liquidity and principal preservation.

Our Fund, like all money market funds, is subject to the stringent guidelines of Rule 2a-7, which was established under the Investment Company Act of 1940 and influences the credit quality, maturity, and liquidity of investments in money-market funds. Recent changes to the rule have created even stronger guidelines designed to further enhance credit, liquidity, and transparency. Calvert’s internal diversification guidelines are designed to limit risk even further.

Outlook

We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan. Policymakers’ decisions will continue to have great potential to move global financial markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial crisis that was rooted in excessive debt will take several more years at least. It also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As investors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 1

The Fed has taken the highly unusual stance of forecasting its intention to keep the federal funds rate low until mid-2013. Therefore, we foresee continuing with our current strategy of conservative investing with the objective of preserving principal. We believe this is what many investors are seeking, as approximately $2.6 trillion was invested in taxable and tax-exempt money-market funds as of September 2011.

We invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Calvert Investment Management, Inc.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Street Journal Survey of Economic Forecasters.
2 Bureau of Labor Statistics
3 Barclays Capital
4 Source for all interest rates: Federal Reserve H.15 report

	% of Total
Investment Allocation	Investments	7-Day Simple/Effective Yield
Muncipal Obligations	3.5%	(as of 9/30/11)
Variable Rate Demand Notes	84.2%	7-day simple yield	0.01%
U.S. Government Agencies		7-day effective yield	0.01%
and Instrumentalities	7.6%
U.S. Treasury	4.7%
Total	100%

Average Annual Total Return	Total return assumes reinvestment of dividends.The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in
		the Fund. Visit www.calvert.com for current performance data.
(year ended 9/30/11)
One year	0.02%
Five year	2.03%
Ten year	2.16%

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 2

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Actual	$1,000.00	$1,000.05	$1.35
Hypothetical	$1,000.00	$1,023.72	$1.36
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.27%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Calvert Cash Reserves Institutional Prime Fund:

We have audited the accompanying statement of net assets of the Calvert Institutional Prime Fund (the Fund), the sole series of Calvert Cash Reserves, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Institutional Prime Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 3.4%	AMOUNT	VALUE
Maryland GO Bonds, 5.00%, 3/1/12	$1,665,000	$1,698,146
Oregon State GO Bonds, 2.00%, 6/29/12	2,000,000	2,026,423
Wisconsin GO Bonds, 5.25%, 5/1/17 (prerefunded 5/01/12 @ 100)	2,105,000	2,164,926

Total Municipal Obligations (Cost $5,889,495)		5,889,495

VARIABLE RATE DEMAND NOTES - 82.5%
2880 Stevens Creek LLC, 0.45%, 11/1/33, LOC: Bank of the West (r)	1,000,000	1,000,000
Albany New York IDA Civic Facilities Revenue:
0.35%, 5/1/27, LOC: Bank of America (r)	2,040,000	2,040,000
0.78%, 5/1/27, LOC: Bank of America (r)	470,000	470,000
Allen County Ohio Hospital Facilities Revenue, 0.09%, 6/1/34, LOC: Bank of Nova Scotia (r)	500,000	500,000
Bayfront Regional Development Corp., 0.19%, 11/1/27, LOC: PNC Bank (r)	300,000	300,000
Birmingham Alabama Industrial Development Board Revenue, 0.28%, 5/1/29,
LOC: Renasant Bank, C/LOC: FHLB (r)	940,000	940,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 0.25%,
6/1/22, LOC: Comerica Bank (r)	985,000	985,000
Butler County Alabama IDA Revenue, 0.90%, 3/1/12, LOC: Whitney National Bank,
C/LOC: FHLB (r)	255,000	255,000
California State HFA Revenue, 0.12%, 8/1/33, CEI: Fannie Mae & Freddie Mac (r)	1,860,000	1,860,000
California Statewide Communities Development Authority MFH Revenue, 0.28%,
8/1/32, LOC: U.S. Bank (r)	370,000	370,000
Chelsea Michigan Economic Development Corp. LO Revenue, 0.17%, 10/1/36,
LOC: Comerica Bank (r)	465,000	465,000
CIDC-Hudson House LLC New York Revenue, 0.65%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,415,000	1,415,000
Congress/Commons LLC, 0.33%, 12/1/50, LOC: First Chicago Bank & Trust, C/LOC: FHLB (r) .	4,165,000	4,165,000
District of Columbia HFA MFH Revenue, 0.14%, 11/1/38, CEI: Freddie Mac (r)	215,000	215,000
District of Columbia Revenue, 0.19%, 4/1/38, LOC: PNC Bank (r)	2,190,000	2,190,000
Franklin County Ohio Health Care Revenue, 0.14%, 11/1/34, LOC: PNC Bank (r)	3,000,000	3,000,000
Haskell Capital Partners Ltd., 0.24%, 9/1/20, LOC: Branch Bank & Trust (r)	510,000	510,000
Hayward California MFH Revenue:
1.00%, 5/1/12, CEI: Freddie Mac (r)	70,000	70,000
0.21%, 5/1/38, CEI: Freddie Mac (r)	815,000	815,000
HFDC of Central Texas, Inc. Retirement Facilities Revenue, 0.54%, 11/1/38,
LOC: Sovereign Bank, C/LOC: Banco Santander (r)	4,455,000	4,455,000
Hills City Iowa Health Facilities Revenue, 0.16%, 8/1/35, LOC: U.S. Bank (r)	2,970,000	2,970,000
Illinois State Development Finance Authority Revenue, 0.16%, 6/1/19,
LOC: Northern Trust Co. (r)	1,700,000	1,700,000
Illinois State Toll Highway Authority Revenue:
0.11%, 7/1/30, LOC: Northern Trust Co. (r)	2,000,000	2,000,000
0.15%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	2,200,000	2,200,000
Indiana Finance Authority Hospital Revenue, 0.17%, 3/1/33, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Long Island New York Power Authority Revenue, 0.19%, 5/1/33, LOC: WestLB (r)	3,800,000	3,800,000
Louisiana State HFA Revenue, 0.16%, 3/15/37, CEI: Fannie Mae (r)	300,000	300,000
Manteca Redevelopment Agency Tax Allocation, 0.17%, 10/1/42, LOC: State Street Bank (r)	3,580,000	3,580,000
Massachusetts Development Finance Agency Revenue:
0.23%, 9/1/16, LOC: TD Bank (r)	3,800,000	3,800,000
0.40%, 9/1/34, LOC: Signature Bank, C/LOC: Bank of New York Mellon (r)	1,750,000	1,750,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Massachusetts State Health & Educational Facilities Authority Revenue, 0.23%, 7/1/39,
LOC: RBS Citizens, C/LOC: FHLB (r)	$3,640,000	$3,640,000
Michigan Strategic Fund Revenue, 0.53%, 9/1/22, LOC: Bank of America (r)	3,075,000	3,075,000
Mississippi State Business Finance Corp. Revenue:
0.30%, 9/1/21, LOC: Community Trust Bank, C/LOC: FHLB (r)	3,165,000	3,165,000
0.21%, 3/1/33, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,580,000	1,580,000
0.25%, 4/1/37, LOC: Wells Fargo Bank (r)	2,195,000	2,195,000
0.33%, 12/1/39, LOC: Midland State Bank, C/LOC: FHLB (r)	350,000	350,000
Montgomery County Maryland Housing Opportunities Commission Revenue,
0.11%, 12/1/30, CEI: Fannie Mae (r)	700,000	700,000
Montgomery County Pennsylvania Redevelopment Authority MFH Revenue:
Forge Gate Apts. Project, 0.22%, 8/15/31, CEI: Fannie Mae (r)	775,000	775,000
Kingswood Apts. Project, 0.22%, 8/15/31, CEI: Fannie Mae (r)	185,000	185,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue, 0.15%,
6/1/34, LOC: U.S. Bank (r)	1,541,000	1,541,000
Ness Family Partners LP, 0.40%, 9/1/34, LOC: Bank of the West (r)	6,005,000	6,005,000
Nevada State Housing Division Revenue, 0.15%, 4/15/39, CEI: Fannie Mae (r)	2,300,000	2,300,000
New Britain Connecticut GO Revenue, 0.31%, 2/1/26, LOC: JPMorgan Chase Bank (r)	685,000	685,000
New Hampshire Business Finance Authority Revenue, 0.18%, 10/1/37, LOC: TD Bank (r)	980,000	980,000
New Jersey Economic Development Authority Revenue, 0.21%, 11/1/31,
LOC: Valley National Bank (r)	3,855,000	3,855,000
New York City Housing Development Corp. MFH Revenue:
0.18%, 11/15/37, CEI: Fannie Mae (r)	190,000	190,000
0.14%, 1/1/40, CEI: Freddie Mac (r)	1,300,000	1,300,000
New York State HFA Revenue:
0.18%, 11/15/29, CA: Fannie Mae (r)	1,300,000	1,300,000
0.18%, 5/15/33, CEI: Fannie Mae (r)	800,000	800,000
0.14%, 5/15/34, CEI: Fannie Mae (r)	100,000	100,000
0.17%, 11/15/38, CEI: Fannie Mae (r)	300,000	300,000
New York State MMC Corp. Revenue, 0.65%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,300,000	2,300,000
Northwest University, 0.36%, 9/1/18, LOC: Bank of America (r)	3,000,000	3,000,000
Orange County Florida HFA MFH Revenue:
0.27%, 10/15/32, CEI: Fannie Mae (r)	170,000	170,000
0.25%, 8/15/35, CEI: Fannie Mae (r)	990,000	990,000
Osceola County Florida HFA MFH Revenue, 0.40%, 9/15/35, CEI: Fannie Mae (r)	1,450,000	1,450,000
Overseas Private Investment Corp., 0.07%, 6/15/31, GA: U.S. Government (r)	2,000,000	2,000,000
Palm Beach County Florida Revenue, 0.19%, 1/1/34, LOC: TD Bank (r)	1,800,000	1,800,000
Prevea Clinic, Inc., 0.26%, 12/1/34, LOC: Wells Fargo Bank (r)	4,135,000	4,135,000
Rathbone LLC, 0.28%, 1/1/38, LOC: Comerica Bank (r)	3,790,000	3,790,000
Rural Electric Co-op Grantor Trust Certificates, 0.40%, 12/18/17, BPA: JPMorgan Chase Bank (r) .	22,740,000	22,740,000
SunAmerica Trust Revenue, 0.60%, 7/1/41, CEI: Freddie Mac (r)	409,000	409,000
Terre Haute Indiana Revenue, 0.46%, 8/1/36, LOC: Sovereign Bank (r)	6,000,000	6,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue, 0.22%,
3/1/27, LOC: JPMorgan Chase Bank (r)	1,300,000	1,300,000
Upper Illinois River Valley Development Authority Revenue, 0.41%, 1/1/38,
LOC: First Chicago Bank & Trust, C/LOC: FHLB (r)	4,000,000	4,000,000
Utah State Housing Corp. Single Family Revenue, 0.18%, 7/1/36,
CEI: Fannie Mae & Freddie Mac (r)	242,000	242,000
Washington State MFH Finance Commission Revenue, 0.22%, 5/15/35, CEI: Fannie Mae (r)	545,000	545,000
Wausau Wisconsin Community Development Authority Revenue, 0.90%, 11/1/38,
LOC: JPMorgan Chase Bank (r)	1,785,000	1,785,000

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 6

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Westchester County New York IDA Revenue, 0.45%, 1/1/34,
LOC: Sovereign Bank, C/LOC: Banco Santander (r)	$1,590,000	$1,590,000

Total Variable Rate Demand Notes (Cost $143,387,000)		143,387,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 7.5%
Fannie Mae Discount Notes, 6/18/12	4,000,000	3,995,070
Federal Home Loan Bank:
0.30%, 9/10/12	2,000,000	2,000,000
0.375%, 10/3/12	2,000,000	2,000,000
Federal Home Loan Bank Discount Notes:
10/25/11	3,000,000	2,999,600
8/3/12	2,000,000	1,996,077

Total U.S. Government Agencies And Instrumentalities (Cost $12,990,747)		12,990,747

U.S. TREASURY - 4.6%
United States Treasury Notes:
1.00%, 10/31/11	4,000,000	4,003,012
0.375%, 8/31/12	4,000,000	4,008,386

Total U.S. Treasury (Cost $8,011,398)		8,011,398

TIME DEPOSIT - 0.0%
State Street Time Deposit, 0.113%, 10/3/11	95,731	95,731

Total Time Deposit (Cost $95,731)		95,731

TOTAL INVESTMENTS (Cost $170,374,371) - 98.0%		170,374,371
Other assets and liabilities, net - 2.0%		3,435,454
net assets - 100%		$173,809,825

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 173,895,994 shares of beneficial interest, unlimited number
of no par value shares authorized	$173,897,731
Undistributed net investment income	2,284
Accumulated net realized gain (loss) on investments	(90,190)

net assets	$173,809,825

net asset value Per share	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
CA: Collateral Agreement
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

Net Investment Income
Investment Income:
Interest income	$670,320
Total investment income	670,320

Expenses:
Investment advisory fee	471,758
Transfer agency fees and expenses	4,405
Trustees’ fees and expenses	7,945
Administrative fees	94,352
Custodian fees	46,524
Accounting fees	28,948
Registration fees	24,439
Reports to shareholders	1,404
Professional fees	23,609
Miscellaneous	46,630
Total expenses	750,014
Reimbursement from Advisor	(130,107)
Fees paid indirectly	(465)
Net expenses	619,442

Net Investment Income	50,878

Increase (Decrease) In Net Assets
Resulting from Operations	$50,878

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
Increase (Decrease) In net assets	2011	2010
Operations:
Net investment income	$50,878	$466,231
Net realized gain (loss)	—	1,050

Increase (Decrease) In net assets
resultIng from oPeratIons	50,878	467,281

Distributions to shareholders from:
Net investment income	(47,195)	(473,090)
Total distributions	(47,195)	(473,090)

Capital share transactions:
Shares sold	296,558,293	592,127,927
Reinvestment of distributions	46,697	470,179
Shares redeemed	(344,437,303)	(683,165,594)
Total capital share transactions	(47,832,313)	(90,567,488)

Total Increase (Decrease) In net assets	(47,828,630)	(90,573,297)

Net Assets
Beginning of year	221,638,455	312,211,752
End of year (including undistributed net investment income
and distributions in excess of net investment income of $2,284 and $346, respectively)	$173,809,825	$221,638,455

Capital Share Activity
Shares sold	296,558,293	592,127,927
Reinvestment of distributions	46,697	470,179
Shares redeemed	(344,437,303)	(683,165,594)
Total capital share activity	(47,832,313)	(90,567,488)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Institutional Prime Fund (“the Fund”), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
Investments In Securities	level 1	level 2	level 3	total
U.S. government obligations	-	$21,002,145	-	$21,002,145
Municipal obligations	-	5,889,495	-	5,889,495
Variable rate demand notes	-	143,387,000	-	143,387,000
Other debt obligations	-	95,731	-	95,731

TOTAL	-	$170,374,371	-	$170,374,371

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/ dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 11

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $36,721 was payable at year end. In addition, $1,974 was payable at year end for operating expenses paid by the Advisor during September 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through January 31, 2012. The contractual expense cap is .40%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Fund for expenses of $130,107 to maintain a positive yield during the year ended September 30, 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $7,344 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $840 for the year ended September 30, 2011. Under the terms of the agreement, $66 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 12

NOTE C — INVESTMENT ACTIVITY

CAPITAL LOSS CARRYFORWARDS

Expiration Date
30-Sep-12	($5,583)
30-Sep-18	(84,607)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, the Fund will soon be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions for the years ended September 30, 2011 and September 30, 2010 was as follows:

Distributions from:	2011	2010
Ordinary income	$47,195	$473,090
Total	$47,195	$473,090

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$2,315
Capital loss carryforward	($90,190)

Federal income tax cost of investments	$170,374,371

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to distributions paid after fiscal year end.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is due to tax-exempt income.

Undistributed net investment income	($1,053)
Paid-in capital	1,053

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2011, such purchase and sales transactions were $253,870,000 and $303,548,000, respectively.

NOTE D — LINE OF CREDIT

A financing agreement is in place between all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 13

For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$39,855	1.50%	$2,050,022	December 2010

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 14

FINANCIAL HIGHLIGHTS
	Years Ended
	September 30,	September 30,	September 30,
	2011	2010	2009
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0002	.001	.014
Distributions from:
Net investment income	(.0002)	(.001)	(.014)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.02%	.15%	1.41%
Ratios to average net assets:A
Net investment income	.03%	.15%	1.11%
Total expenses	.40%	.37%	.40%
Expenses before offsets	.33%	.37%	.38%
Net expenses	.33%	.37%	.38%
Net assets, ending (in thousands)	$173,810	$221,638	$312,212

		Years Ended
		September 30,	September 30,
		2008	2007
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.034	.051
Distributions from:
Net investment income		(.034)	(.051)
Net asset value, ending		$1.00	$1.00
Total return*		3.46%	5.20%
Ratios to average net assets:A
Net investment income		3.33%	5.07%
Total expenses		.41%	.46%
Expenses before offsets		.28%	.29%
Net expenses		.27%	.27%
Net assets, ending (in thousands)		$135,106	$185,543

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 15

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification. statement of assets anD lIaBIlItIes

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments. statement of net assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values. statement of oPeratIons

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period. statement of changes In net assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT (UNAUDITED) 16

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www. sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT (UNAUDITED) 17

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT (UNAUDITED) 18

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$16,885		$18,205
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,998	0%	$2,820	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$19,883	0%	$21,025	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
$	%*	$	% *
$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT CASH RESERVES

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2011